Exhibit 10.55

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

THIRTY-THIRD AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Thirty-third Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Thirty-third Amendment”) is made and entered into by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”), as of the latest date set forth below.

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with (a) **** (“**** Transponders”); (b) **** (“**** Transponder”); (c) **** Transponder ****; (d) **** Transponder ****; and (e) **** Transponder ****” as detailed in Appendix A hereto.

WHEREAS, Customer wishes to acquire additional **** Capacity, as further detailed below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Article 2, Capacity ****. The Capacity **** of the **** Transponder **** shall be extended from **** through ****, as set forth under **** in Appendix A hereto.

2.	Section 3.1, **** Fee. Effective **** Customer’s **** Fee for the extended Capacity **** as defined above, shall be reduced from **** to **** per ****, as set forth in Appendix A

3.	Except as specifically set forth in this Agreement, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Thirty First Amendment as of the latest date set forth below (the “Execution Date”).

INTELSAT CORPORATION                GCI COMMUNICATION CORP.

By: _/s/ Stephen Chernow___________        By: _/s/ Jimmy Sipes_______________
Name: _Stephen Chernow___________        Name: _Jimmy Sipes_______________

Title: _VP & Deputy General Counsel___        Title: _VP Network Services & Chief Engineer
Date: _October 4, 2017______________        Date: _October 3, 2017_________________